                                                                    Exhibit 99.3

                                                                                     Monthly Operating Report

-----------------------------------------------------
CASE  NAME:  Kitty Hawk Charters, Inc.                                                    ACCRUAL BASIS
-----------------------------------------------------
-----------------------------------------------------
CASE  NUMBER: 400-42143-BJH                                                            02/13/95, RWD, 2/96
-----------------------------------------------------
-----------------------------------------------------
JUDGE: Barbara J. Houser
-----------------------------------------------------

                       UNITED  STATES  BANKRUPTCY  COURT

                          NORTHERN DISTRICT OF TEXAS

                                SIXTH DIVISION

                          MONTHLY  OPERATING  REPORT

                         MONTH  ENDING: JUNE 30, 2001


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE
UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING
REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING
ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT
AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS
BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE  PARTY:

/s/ Drew Keith                                                                               Chief Financial Officer
------------------------------------------------                                ----------------------------------------------
ORIGINAL  SIGNATURE  OF  RESPONSIBLE  PARTY                                                          TITLE

Drew Keith                                                                                          7/27/01
------------------------------------------------                                ----------------------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                                                                    DATE

PREPARER:

/s/ Jessica L. Wilson                                                                       Chief Accounting Officer
------------------------------------------------                                ----------------------------------------------
ORIGINAL  SIGNATURE  OF  PREPARER                                                                    TITLE

Jessica L. Wilson                                                                                   7/27/01
------------------------------------------------                                ----------------------------------------------
PRINTED NAME OF PREPARER                                                                             DATE

                                                                                  Monthly Operating Report
----------------------------------------------------
CASE  NAME:  Kitty Hawk Charters, Inc.                                                ACCRUAL BASIS-1
----------------------------------------------------
----------------------------------------------------
CASE  NUMBER: 400-42143-BJH                                                         02/13/95, RWD, 2/96
----------------------------------------------------

COMPARATIVE  BALANCE  SHEET

                                                    SCHEDULE           MONTH              MONTH               MONTH
                                                               ---------------------------------------------------------
ASSETS                                               AMOUNT         April 2001           May 2001           June 2001
------------------------------------------------------------------------------------------------------------------------
    1.  UNRESTRICTED  CASH                          $    15,476      $     36,106        $     31,558       $    100,977
------------------------------------------------------------------------------------------------------------------------
    2.  RESTRICTED  CASH                                             $          0        $          0
------------------------------------------------------------------------------------------------------------------------
    3.  TOTAL  CASH                                 $    15,476      $     36,106        $     31,558       $    100,977
------------------------------------------------------------------------------------------------------------------------
    4.  ACCOUNTS  RECEIVABLE  (NET)                 $13,356,789      $  2,459,581        $  2,545,503       $  3,285,354
------------------------------------------------------------------------------------------------------------------------
    5.  INVENTORY                                                    $  4,662,173        $  4,640,028       $  4,512,789
------------------------------------------------------------------------------------------------------------------------
    6.  NOTES  RECEIVABLE                                            $          0        $          0       $          0
------------------------------------------------------------------------------------------------------------------------
    7.  PREPAID  EXPENSES                                            $    119,764        $     73,859       $    179,073
------------------------------------------------------------------------------------------------------------------------
    8.  OTHER  (ATTACH  LIST)                       $37,290,970      $ 50,145,789        $ 50,184,988       $ 49,654,082
------------------------------------------------------------------------------------------------------------------------
    9.  TOTAL  CURRENT  ASSETS                      $50,663,235      $ 57,423,413        $ 57,475,936       $ 57,732,275
------------------------------------------------------------------------------------------------------------------------
   10.  PROPERTY,  PLANT  &  EQUIPMENT              $17,083,867      $ 16,846,862        $ 16,872,862       $ 16,872,862
------------------------------------------------------------------------------------------------------------------------
   11.  LESS:  ACCUMULATED
        DEPRECIATION / DEPLETION                                     $  7,822,606        $  7,997,150       $  8,170,392
------------------------------------------------------------------------------------------------------------------------
   12.  NET  PROPERTY,  PLANT  &
        EQUIPMENT                                   $17,083,867      $  9,024,256        $  8,875,712       $  8,702,470
------------------------------------------------------------------------------------------------------------------------
   13.  DUE FROM INSIDERS                                            $          0        $          0       $          0
------------------------------------------------------------------------------------------------------------------------
   14.  OTHER  ASSETS  -  NET  OF
        AMORTIZATION  (ATTACH  LIST)                                 $          0        $          0       $          0
------------------------------------------------------------------------------------------------------------------------
   15.  OTHER (ATTACH LIST)
------------------------------------------------------------------------------------------------------------------------
   16.  TOTAL ASSETS                                $67,747,102      $ 66,447,669        $ 66,351,648       $ 66,434,745
------------------------------------------------------------------------------------------------------------------------
POSTPETITION  LIABILITIES
------------------------------------------------------------------------------------------------------------------------
   17.  ACCOUNTS  PAYABLE                                            $    333,788        $    345,715       $    382,679
------------------------------------------------------------------------------------------------------------------------
   18.  TAXES  PAYABLE                                                ($1,079,519)        ($1,102,003)         ($991,596)
------------------------------------------------------------------------------------------------------------------------
   19.  NOTES  PAYABLE                                               $          0        $          0       $          0
------------------------------------------------------------------------------------------------------------------------
   20.  PROFESSIONAL  FEES                                           $          0        $          0       $          0
------------------------------------------------------------------------------------------------------------------------
   21.  SECURED  DEBT                                                $          0        $          0       $          0
------------------------------------------------------------------------------------------------------------------------
   22.  OTHER  (ATTACH  LIST)                                        $  1,511,895        $  1,522,072       $  1,375,453
------------------------------------------------------------------------------------------------------------------------
   23.  TOTAL  POSTPETITION
        LIABILITIES                                                  $    766,164        $    765,784       $    766,536
------------------------------------------------------------------------------------------------------------------------
PREPETITION  LIABILITIES
------------------------------------------------------------------------------------------------------------------------
   24.  SECURED  DEBT                               $   152,776      $     34,188        $     22,882       $     11,487
------------------------------------------------------------------------------------------------------------------------
   25.  PRIORITY  DEBT                              $   380,384      $          0        $          0       $          0
------------------------------------------------------------------------------------------------------------------------
   26.  UNSECURED  DEBT                             $10,596,326      $ 18,129,187        $ 18,141,884       $ 18,115,359
------------------------------------------------------------------------------------------------------------------------
   27.  OTHER (ATTACH LIST)                                          $          0        $          0       $          0
------------------------------------------------------------------------------------------------------------------------
   28.  TOTAL  PREPETITION  LIABILITIES             $11,129,486      $ 18,163,375        $ 18,164,766       $ 18,126,846
------------------------------------------------------------------------------------------------------------------------
   29.  TOTAL LIABILITIES                           $11,129,486      $ 18,929,539        $ 18,930,550       $ 18,893,382
------------------------------------------------------------------------------------------------------------------------
EQUITY
------------------------------------------------------------------------------------------------------------------------
   30.  PREPETITION  OWNERS'  EQUITY                                 $ 49,811,125        $ 49,811,125       $ 49,811,125
------------------------------------------------------------------------------------------------------------------------
   31.  POSTPETITION  CUMULATIVE
        PROFIT  OR  (LOSS)                                            ($2,292,995)        ($2,390,027)       ($2,269,762)
------------------------------------------------------------------------------------------------------------------------
   32.  DIRECT  CHARGES  TO  EQUITY
        (ATTACH  EXPLANATION)
------------------------------------------------------------------------------------------------------------------------
   33.  TOTAL  EQUITY                               $         0      $ 47,518,130        $ 47,421,098       $ 47,541,363
------------------------------------------------------------------------------------------------------------------------
   34.  TOTAL  LIABILITIES  &
        OWNERS'  EQUITY                             $11,129,486      $ 66,447,669        $ 66,351,648       $ 66,434,745
------------------------------------------------------------------------------------------------------------------------


                                                                           Monthly Operating Report
--------------------------------------------
CASE  NAME:  Kitty Hawk Charters, Inc.                                         ACCRUAL BASIS-2
--------------------------------------------
--------------------------------------------
CASE  NUMBER: 400-42143-BJH                                                  02/13/95, RWD, 2/96
--------------------------------------------

INCOME STATEMENT

                                                           MONTH               MONTH                MONTH                QUARTER
                                                    -------------------------------------------------------------
REVENUES                                                April 2001           May 2001             June 2001               TOTAL
----------------------------------------------------------------------------------------------------------------------------------
    1.  GROSS  REVENUES                                    $1,546,826        $1,582,907             $1,724,862          $4,854,595
----------------------------------------------------------------------------------------------------------------------------------
    2.  LESS:  RETURNS & DISCOUNTS                         $        0        $        0             $        0          $        0
----------------------------------------------------------------------------------------------------------------------------------
    3.  NET  REVENUE                                       $1,546,826        $1,582,907             $1,724,862          $4,854,595
----------------------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
----------------------------------------------------------------------------------------------------------------------------------
    4.  MATERIAL                                           $        0        $        0             $        0          $        0
----------------------------------------------------------------------------------------------------------------------------------
    5.  DIRECT  LABOR                                      $        0        $        0             $        0          $        0
----------------------------------------------------------------------------------------------------------------------------------
    6.  DIRECT  OVERHEAD                                   $        0        $        0             $        0          $        0
----------------------------------------------------------------------------------------------------------------------------------
    7.  TOTAL  COST  OF  GOODS  SOLD                       $        0        $        0             $        0          $        0
----------------------------------------------------------------------------------------------------------------------------------
    8.  GROSS  PROFIT                                      $1,546,826        $1,582,907             $1,724,862          $4,854,595
----------------------------------------------------------------------------------------------------------------------------------
OPERATING  EXPENSES
----------------------------------------------------------------------------------------------------------------------------------
    9.  OFFICER / INSIDER  COMPENSATION                    $   10,000        $   10,000             $   15,000          $   35,000
----------------------------------------------------------------------------------------------------------------------------------
   10.  SELLING  &  MARKETING                              $        0        $        0             $        0          $        0
----------------------------------------------------------------------------------------------------------------------------------
   11.  GENERAL & ADMINISTRATIVE                           $  120,936        $   65,254             $   88,012          $  274,202
----------------------------------------------------------------------------------------------------------------------------------
   12.  RENT  &  LEASE                                     $        0        $        0             $        0          $        0
----------------------------------------------------------------------------------------------------------------------------------
   13.  OTHER (ATTACH LIST)                                $1,497,991        $1,438,248             $1,240,577          $4,176,816
----------------------------------------------------------------------------------------------------------------------------------
   14.  TOTAL  OPERATING  EXPENSES                         $1,628,927        $1,513,502             $1,343,589          $4,486,018
----------------------------------------------------------------------------------------------------------------------------------
   15.  INCOME  BEFORE  NON-OPERATING
        INCOME & EXPENSE                                     ($82,101)       $   69,405             $  381,273          $  368,577
----------------------------------------------------------------------------------------------------------------------------------
OTHER  INCOME  &  EXPENSES
----------------------------------------------------------------------------------------------------------------------------------
   16.  NON-OPERATING INCOME (ATT.  LIST)                  $        0        $        0             $        0          $        0
----------------------------------------------------------------------------------------------------------------------------------
   17.  NON-OPERATING EXPENSE (ATT.  LIST)                 $        0        $        0             $        0          $        0
----------------------------------------------------------------------------------------------------------------------------------
   18.  INTEREST  EXPENSE                                  $      375        $      274             $      183          $      832
----------------------------------------------------------------------------------------------------------------------------------
   19.  DEPRECIATION / DEPLETION                           $  175,697        $  174,545             $  173,242          $  523,484
----------------------------------------------------------------------------------------------------------------------------------
   20.  AMORTIZATION                                       $        0        $        0             $        0          $        0
----------------------------------------------------------------------------------------------------------------------------------
   21.  OTHER (ATTACH LIST)                                $        0        $        0             $        0          $        0
----------------------------------------------------------------------------------------------------------------------------------
   22.  NET  OTHER INCOME & EXPENSES                       $  176,072        $  174,819             $  173,425          $  524,316
----------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION  EXPENSES
----------------------------------------------------------------------------------------------------------------------------------
   23.  PROFESSIONAL  FEES                                 $        0        $        0             $        0          $        0
----------------------------------------------------------------------------------------------------------------------------------
   24.  U.S.  TRUSTEE  FEES                                $        0        $        0             $      250          $      250
----------------------------------------------------------------------------------------------------------------------------------
   25.  OTHER (ATTACH LIST)                                $        0        $        0             $        0          $        0
----------------------------------------------------------------------------------------------------------------------------------
   26.  TOTAL  REORGANIZATION  EXPENSES                    $        0        $        0             $      250          $      250
----------------------------------------------------------------------------------------------------------------------------------
   27.  INCOME  TAX                                          ($35,835)          ($8,384)            $   87,333          $   43,114
----------------------------------------------------------------------------------------------------------------------------------
   28.  NET  PROFIT  (LOSS)                                 ($222,338)         ($97,030)            $  120,265           ($199,103)
----------------------------------------------------------------------------------------------------------------------------------


                                                                              Monthly Operating Report
--------------------------------------------------
CASE  NAME:  Kitty Hawk Charters, Inc.
--------------------------------------------------                                 ACCRUAL BASIS-3
--------------------------------------------------
CASE  NUMBER: 400-42143-BJH
--------------------------------------------------                              02/13/95, RWD, 2/96

           CASH                                        MONTH              MONTH             MONTH            QUARTER
       RECEIPTS  AND                               -----------------------------------------------------
       DISBURSEMENTS                                  April 2001         May 2001          June 2001           TOTAL
     --------------------------------------------------------------------------------------------------------------------
       1.  CASH - BEGINNING  OF  MONTH             $     57,415       $     36,106       $   31,558        $     57,415
     --------------------------------------------------------------------------------------------------------------------
       RECEIPTS FROM OPERATIONS
     --------------------------------------------------------------------------------------------------------------------
       2.  CASH  SALES                             $          0       $          0       $        0        $          0
     --------------------------------------------------------------------------------------------------------------------
       COLLECTION OF ACCOUNTS RECEIVABLE
     --------------------------------------------------------------------------------------------------------------------
       3.  PREPETITION                             $          0       $          0       $        0        $          0
     --------------------------------------------------------------------------------------------------------------------
       4.  POSTPETITION                            $  1,723,932       $  1,372,057       $  800,295        $  3,896,284
     --------------------------------------------------------------------------------------------------------------------
       5.  TOTAL  OPERATING  RECEIPTS              $  1,723,932       $  1,372,057       $  800,295        $  3,896,284
     --------------------------------------------------------------------------------------------------------------------
       NON -OPERATING RECEIPTS
     --------------------------------------------------------------------------------------------------------------------
       6.  LOANS  &  ADVANCES  (ATTACH  LIST)      $          0       $          0       $        0        $          0
     --------------------------------------------------------------------------------------------------------------------
       7.  SALE  OF  ASSETS                        $          0       $          0       $        0        $          0
     --------------------------------------------------------------------------------------------------------------------
       8.  OTHER  (ATTACH  LIST)                    ($1,745,241)       ($1,376,605)       ($730,876)        ($3,852,722)
     --------------------------------------------------------------------------------------------------------------------
       9.  TOTAL  NON-OPERATING  RECEIPTS           ($1,745,241)       ($1,376,605)       ($730,876)        ($3,852,722)
     --------------------------------------------------------------------------------------------------------------------
       10.  TOTAL  RECEIPTS                             ($21,309)           ($4,548)      $   69,419        $     43,562
     --------------------------------------------------------------------------------------------------------------------
       11.  TOTAL  CASH  AVAILABLE                  $     36,106       $     31,558       $  100,977        $    100,977
     --------------------------------------------------------------------------------------------------------------------
       OPERATING DISBURSEMENTS
     --------------------------------------------------------------------------------------------------------------------
       12.  NET  PAYROLL                            $          0       $          0       $        0        $          0
     --------------------------------------------------------------------------------------------------------------------
       13.  PAYROLL TAXES PAID                      $          0       $          0       $        0        $          0
     --------------------------------------------------------------------------------------------------------------------
       14.  SALES,  USE  &  OTHER  TAXES  PAID      $          0       $          0       $        0        $          0
     --------------------------------------------------------------------------------------------------------------------
       15.  SECURED / RENTAL / LEASES               $          0       $          0       $        0        $          0
     --------------------------------------------------------------------------------------------------------------------
       16.  UTILITIES                               $          0       $          0       $        0        $          0
     --------------------------------------------------------------------------------------------------------------------
       17.  INSURANCE                               $          0       $          0       $        0        $          0
     --------------------------------------------------------------------------------------------------------------------
       18.  INVENTORY  PURCHASES                    $          0       $          0       $        0        $          0
     --------------------------------------------------------------------------------------------------------------------
       19.  VEHICLE  EXPENSES                       $          0       $          0       $        0        $          0
     --------------------------------------------------------------------------------------------------------------------
       20.  TRAVEL                                  $          0       $          0       $        0        $          0
     --------------------------------------------------------------------------------------------------------------------
       21.  ENTERTAINMENT                           $          0       $          0       $        0        $          0
     --------------------------------------------------------------------------------------------------------------------
       22.  REPAIRS  &  MAINTENANCE                 $          0       $          0       $        0        $          0
     --------------------------------------------------------------------------------------------------------------------
       23.  SUPPLIES                                $          0       $          0       $        0        $          0
     --------------------------------------------------------------------------------------------------------------------
       24.  ADVERTISING                             $          0       $          0       $        0        $          0
     --------------------------------------------------------------------------------------------------------------------
       25.  OTHER  (ATTACH  LIST)                   $          0       $          0       $        0        $          0
     --------------------------------------------------------------------------------------------------------------------
       26.  TOTAL  OPERATING  DISBURSEMENTS         $          0       $          0       $        0        $          0
     --------------------------------------------------------------------------------------------------------------------
       REORGANIZATION  EXPENSES
     --------------------------------------------------------------------------------------------------------------------
       27.  PROFESSIONAL  FEES                      $          0       $          0       $        0        $          0
     --------------------------------------------------------------------------------------------------------------------
       28.  U.S.  TRUSTEE  FEES                     $          0       $          0       $        0        $          0
     --------------------------------------------------------------------------------------------------------------------
       29.  OTHER  (ATTACH  LIST)                   $          0       $          0       $        0        $          0
     --------------------------------------------------------------------------------------------------------------------
       30.  TOTAL  REORGANIZATION  EXPENSES         $          0       $          0       $        0        $          0
     --------------------------------------------------------------------------------------------------------------------
       31.  TOTAL  DISBURSEMENTS                    $          0       $          0       $        0        $          0
     --------------------------------------------------------------------------------------------------------------------
       32.  NET  CASH  FLOW                             ($21,309)           ($4,548)      $   69,419        $     43,562
     --------------------------------------------------------------------------------------------------------------------
       33.  CASH - END OF MONTH                     $     36,106       $     31,558       $  100,977        $    100,977
     --------------------------------------------------------------------------------------------------------------------


                                                                        Monthly Operating Report
---------------------------------------------------
CASE  NAME:  Kitty Hawk Charters, Inc.
---------------------------------------------------                        ACCRUAL BASIS-4
---------------------------------------------------
CASE  NUMBER: 400-42143-BJH                                              02/13/95, RWD, 2/96
---------------------------------------------------

                                                                SCHEDULE         MONTH        MONTH         MONTH
                                                                            ----------------------------------------
ACCOUNTS  RECEIVABLE  AGING                                      AMOUNT       April 2001     May 2001     June 2001
--------------------------------------------------------------------------------------------------------------------
1.       0-30                                                                   $1,211,774  $1,276,019  $  2,046,396
--------------------------------------------------------------------------------------------------------------------
2.       31-60                                                                  $  246,468  $  442,318  $    373,505
--------------------------------------------------------------------------------------------------------------------
3.       61-90                                                                  $  189,371  $   17,298  $    128,395
--------------------------------------------------------------------------------------------------------------------
4.       91+                                                                    $  811,968  $  809,868  $    737,058
--------------------------------------------------------------------------------------------------------------------
5.       TOTAL  ACCOUNTS  RECEIVABLE                          $          0      $2,459,581  $2,545,503  $  3,285,354
--------------------------------------------------------------------------------------------------------------------
6.       AMOUNT  CONSIDERED  UNCOLLECTIBLE                                      $        0  $        0  $          0
--------------------------------------------------------------------------------------------------------------------
7.       ACCOUNTS  RECEIVABLE  (NET)                          $          0      $2,459,581  $2,545,503  $  3,285,354
--------------------------------------------------------------------------------------------------------------------

AGING  OF  POSTPETITION  TAXES  AND  PAYABLES                                       MONTH:  June 2001
--------------------------------------------------------------------------------------------------------------------
                                                   0-30          31-60           61-90         91+
TAXES  PAYABLE                                     DAYS           DAYS           DAYS          DAYS        TOTAL
--------------------------------------------------------------------------------------------------------------------
1.       FEDERAL                                ($1,025,020)  $          0      $        0  $        0   ($1,025,020)
--------------------------------------------------------------------------------------------------------------------
2.       STATE                                 $     33,424   $          0      $        0  $        0  $     33,424
--------------------------------------------------------------------------------------------------------------------
3.       LOCAL                                 $          0   $          0      $        0  $        0  $          0
--------------------------------------------------------------------------------------------------------------------
4.       OTHER (ATTACH LIST)                   $          0   $          0      $        0  $        0  $          0
--------------------------------------------------------------------------------------------------------------------
5.       TOTAL  TAXES  PAYABLE                    ($991,596)  $          0      $        0  $        0     ($991,596)
--------------------------------------------------------------------------------------------------------------------
6.       ACCOUNTS  PAYABLE                     $     88,598   $     13,287      $    4,559  $  276,235  $    382,679
--------------------------------------------------------------------------------------------------------------------

STATUS  OF  POSTPETITION  TAXES                                                     MONTH:  June 2001
--------------------------------------------------------------------------------------------------------------------
                                                               BEGINNING        AMOUNT                     ENDING
                                                                  TAX        WITHHELD AND/    AMOUNT        TAX
FEDERAL                                                        LIABILITY*     0R  ACCRUED      PAID      LIABILITY
--------------------------------------------------------------------------------------------------------------------
1.       WITHHOLDING**                                        $          0      $  232,081  $  232,081  $          0
--------------------------------------------------------------------------------------------------------------------
2.       FICA-EMPLOYEE**                                      $          0      $        0  $        0  $          0
--------------------------------------------------------------------------------------------------------------------
3.       FICA-EMPLOYER**                                      $          0      $        0  $        0  $          0
--------------------------------------------------------------------------------------------------------------------
4.       UNEMPLOYMENT                                         $          0      $        0  $        0  $          0
--------------------------------------------------------------------------------------------------------------------
5.       INCOME                                                ($1,112,353)     $   87,333  $        0   ($1,025,020)
--------------------------------------------------------------------------------------------------------------------
6.       OTHER (ATTACH LIST)                                  $          0      $        0  $        0  $          0
--------------------------------------------------------------------------------------------------------------------
7.       TOTAL  FEDERAL  TAXES                                 ($1,112,353)     $  319,414  $  232,081   ($1,025,020)
--------------------------------------------------------------------------------------------------------------------
STATE  AND  LOCAL
--------------------------------------------------------------------------------------------------------------------
8.       WITHHOLDING                                          $          0      $        0  $        0  $          0
--------------------------------------------------------------------------------------------------------------------
9.       SALES                                                $        324      $        0  $        0  $        324
--------------------------------------------------------------------------------------------------------------------
10.      EXCISE                                               $     10,026      $   23,074  $        0  $     33,100
--------------------------------------------------------------------------------------------------------------------
11.      UNEMPLOYMENT                                         $          0      $        0  $        0  $          0
--------------------------------------------------------------------------------------------------------------------
12.      REAL  PROPERTY                                       $          0      $        0  $        0  $          0
--------------------------------------------------------------------------------------------------------------------
13.      PERSONAL  PROPERTY                                   $          0      $        0  $        0  $          0
--------------------------------------------------------------------------------------------------------------------
14.      OTHER (ATTACH LIST)                                  $          0      $        0  $        0  $          0
--------------------------------------------------------------------------------------------------------------------
15.      TOTAL  STATE  &  LOCAL                               $     10,350      $   23,074  $        0  $     33,424
--------------------------------------------------------------------------------------------------------------------
16.      TOTAL  TAXES                                          ($1,102,003)     $  342,488  $  232,081     ($991,596)
--------------------------------------------------------------------------------------------------------------------
*        The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
**       Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                                             Monthly Operating Report
---------------------------------------------------
CASE  NAME:  Kitty Hawk Charters, Inc.                                          ACCRUAL BASIS-5
---------------------------------------------------
---------------------------------------------------
CASE  NUMBER: 400-42143-BJH                                                    02/13/95, RWD, 2/96
---------------------------------------------------


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                               MONTH:      June 2001
                                                         ----------------------------------
BANK  RECONCILIATIONS                          Account #1  Account #2  Account #3
-------------------------------------------------------------------------------------------
A.           BANK:                              Bank One   Sun Trust
-------------------------------------------------------------------------------------------
B.           ACCOUNT  NUMBER:                   100128198     5572932               TOTAL
-------------------------------------------------------------------------------------------
C.           PURPOSE  (TYPE):                   Deposit    Operating
-------------------------------------------------------------------------------------------
1.       BALANCE  PER  BANK  STATEMENT         $        0    $  9,279              $  9,279
-------------------------------------------------------------------------------------------
2.       ADD:  TOTAL  DEPOSITS  NOT  CREDITED  $        0    $      0              $      0
-------------------------------------------------------------------------------------------
3.       SUBTRACT:  OUTSTANDING  CHECKS        $        0    $      0              $      0
-------------------------------------------------------------------------------------------
4.       OTHER  RECONCILING  ITEMS             $   76,315    $      0              $ 76,315
-------------------------------------------------------------------------------------------
5.       MONTH  END  BALANCE  PER  BOOKS       $   76,315    $  9,279          $0  $ 85,594
-------------------------------------------------------------------------------------------
6.       NUMBER  OF  LAST  CHECK  WRITTEN      No checks   No checks
-------------------------------------------------------------------------------------------

INVESTMENT ACCOUNTS
---------------------------------------------
                                                DATE OF     TYPE OF     PURCHASE   CURRENT
BANK,  ACCOUNT  NAME  &  NUMBER                 PURCHASE   INSTRUMENT    PRICE      VALUE
-------------------------------------------------------------------------------------------
7.       N/A
-------------------------------------------------------------------------------------------
8.       N/A
-------------------------------------------------------------------------------------------
9.       N/A
-------------------------------------------------------------------------------------------
10.      N/A
-------------------------------------------------------------------------------------------
11.      TOTAL  INVESTMENTS                                                    $0  $      0
-------------------------------------------------------------------------------------------

CASH
---------------------------------------------
12.      CURRENCY ON HAND                                                          $ 15,383
-------------------------------------------------------------------------------------------
13.      TOTAL  CASH  -  END  OF MONTH                                             $100,977
-------------------------------------------------------------------------------------------

                                                                                   Monthly Operating Report
--------------------------------------------------
CASE  NAME:  Kitty Hawk Charters, Inc.                                                 ACCRUAL BASIS-6
--------------------------------------------------
--------------------------------------------------
CASE  NUMBER: 400-42143-BJH                                                          02/13/95, RWD, 2/96
--------------------------------------------------

                                                                                      MONTH:  June 2001

PAYMENTS  TO  INSIDERS  AND  PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS
(AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO
PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION
PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR
ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

                               INSIDERS
-----------------------------------------------------------------------
                          TYPE  OF          AMOUNT         TOTAL PAID
           NAME            PAYMENT           PAID           TO DATE
-----------------------------------------------------------------------
1.   Toby Skaar        Salary                   $     0        $  4,808
-----------------------------------------------------------------------
2.   Doug Kalitta      Salary                   $15,000        $155,000
-----------------------------------------------------------------------
3.   N/A
-----------------------------------------------------------------------
4.   N/A
-----------------------------------------------------------------------
5.   N/A
-----------------------------------------------------------------------
6.   TOTAL  PAYMENTS
     TO  INSIDERS                               $15,000        $159,808
-----------------------------------------------------------------------

                                             PROFESSIONALS
-------------------------------------------------------------------------------------------------------
                       DATE  OF  COURT
                           ORDER                                                             TOTAL
                         AUTHORIZING        AMOUNT           AMOUNT        TOTAL  PAID      INCURRED
     NAME                  PAYMENT         APPROVED           PAID          TO  DATE       & UNPAID *
-------------------------------------------------------------------------------------------------------
1.   N/A
-------------------------------------------------------------------------------------------------------
2.   N/A
-------------------------------------------------------------------------------------------------------
3.   N/A
-------------------------------------------------------------------------------------------------------
4.   N/A
-------------------------------------------------------------------------------------------------------
5.   N/A
-------------------------------------------------------------------------------------------------------
6.   TOTAL  PAYMENTS
     TO PROFESSIONALS                       $     0        $      0               $0             $0
-------------------------------------------------------------------------------------------------------
*  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION
PAYMENTS

                                                   SCHEDULED            AMOUNTS
                                                    MONTHLY              PAID               TOTAL
                                                    PAYMENTS            DURING              UNPAID
              NAME OF CREDITOR                        DUE                MONTH           POSTPETITION
--------------------------------------------------------------------------------------------------------
1.    GE Capital                                          $11,579            $11,579                  $0
--------------------------------------------------------------------------------------------------------
2.    N/A
--------------------------------------------------------------------------------------------------------
3.    N/A
--------------------------------------------------------------------------------------------------------
4.    N/A
--------------------------------------------------------------------------------------------------------
5.    N/A
--------------------------------------------------------------------------------------------------------
6.    TOTAL                                               $11,579            $11,579                  $0
--------------------------------------------------------------------------------------------------------

                                                                  Monthly Operating Report
--------------------------------------------
CASE  NAME:  Kitty Hawk Charters, Inc.                              ACCRUAL  BASIS-7
--------------------------------------------
--------------------------------------------
CASE  NUMBER: 400-42143-BJH                                        02/13/95, RWD, 2/96
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                                                                     MONTH: June 2001
                                                                           -----------------------
QUESTIONNAIRE

                                                                                         YES               NO
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
1.     HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
       THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                                X
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2.     HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
       OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                                          X
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3.     ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
       LOANS) DUE FROM RELATED PARTIES?                                                                    X
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4.     HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
       THIS REPORTING PERIOD?                                                              X
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5.     HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
       DEBTOR FROM ANY PARTY?                                                                              X
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6.     ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                        X
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7.     ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
       PAST DUE?                                                                                           X
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8.     ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                    X
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9.     ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                          X
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10.    ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
       DELINQUENT?                                                                                         X
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11.    HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
       REPORTING PERIOD?                                                                                   X
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12.    ARE ANY WAGE PAYMENTS PAST DUE?                                                                     X
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IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION  OF  EACH  ITEM.  ATTACH  ADDITIONAL  SHEETS  IF  NECESSARY.
Item 4 - Payments have been made on the GE Capital Note, secured by one Learjet.
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INSURANCE
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                                                                                         YES               NO
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1.     ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
       NECESSARY INSURANCE COVERAGES IN EFFECT?                                           X
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2.     ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                             X
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3.     PLEASE ITEMIZE POLICIES BELOW.
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IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN
CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION
BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.
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                              INSTALLMENT PAYMENTS
-----------------------------------------------------------------------------------------------------------------------
       TYPE OF                                                                                  PAYMENT AMOUNT
       POLICY                 CARRIER                         PERIOD COVERED                     & FREQUENCY
----------------------------------------------------------------------------------------------------------------------
       See Kitty Hawk, Inc. Case #400-42141
-----------------------------------------------------------------------------------------------------------------------

------------------------------------------
CASE  NAME:  Kitty Hawk Charters, Inc.                            FOOTNOTES SUPPLEMENT
------------------------------------------
------------------------------------------
CASE  NUMBER: 400-42143-BJH                                           ACCRUAL BASIS
------------------------------------------

                                                                     MONTH: June 2001
                                                                           -----------------------------

ACCRUAL BASIS              LINE                             FOOTNOTE / EXPLANATION
FORM NUMBER                NUMBER
-----------------------------------------------------------------------------------------------------------------------------------
          6                                    All Professional fees related to the Reorganization of the
                                               Company are disbursed out of Kitty Hawk, Inc. (Parent
                                               Company). Refer to Case # 400-42141
-----------------------------------------------------------------------------------------------------------------------------------
          7                                    All insurance plans related to the Company are carried
                                               at Kitty Hawk, Inc. (Parent Company). Refer to Case
                                               # 400-42141.
-----------------------------------------------------------------------------------------------------------------------------------
          3                     3              The current general ledger system is not able to provide a detail of customer cash receipts segregated by prepetion accounts receivable and post petition accounts receivable. Therefore, cash receipts is provided in total for the month.
-----------------------------------------------------------------------------------------------------------------------------------
          3                     8              All cash received into the Company cash accounts is swept
                                               each night to Kitty Hawk, Inc. Master Account (see Case
                                               #400-42141).
-----------------------------------------------------------------------------------------------------------------------------------
          3                    31              All disbursements (either by wire transfer or check), including payroll are disbursed out of the Kitty Hawk, Inc. controlled disbursement account.
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          4                     6              All assessment of uncollectible accounts receivable are done at Kitty Hawk, Inc. Refer to Case #400-4214. All reserves
                                               are recorded at Inc. and pushed down to Inc.'s subsidiaries as deemed necessary.
-----------------------------------------------------------------------------------------------------------------------------------
          4                     6              Accounts payable on the aging are in the 60 and 90 day categories due to wire transfers sent as prepayment on Kitty Hawk Inc. (Case #400-42141) A/P aging and invoices on Kitty Hawk Charters Aging. Company is working on clearing these items.
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          3                    28              All payments are made by Kitty Hawk, Inc. (Case #400-42141)
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

CASE NAME: Kitty Hawk Charters, Inc.

CASE NUMBER: 400-42143

Details of Other Items


ACCRUAL BASIS-1                                      June 2001

8.   OTHER (ATTACH LIST)                           $  49,654,082   Reported
                                                   -------------
         Intercompany Receivables                     49,022,278
         A/R 401(k) Loan                                  (5,704)
         A/R Employees                                       415
         A/R Clothing Sales                               28,512
         A/R Other                                       267,277
         A/R Aging reconciling item                      198,420
         A/R Accrued                                           -
         Fuel Inventory                                  (13,238)
         Security Deposit                                156,122
                                                   -------------
                                                      49,654,082   Detail
                                                   -------------
                                                               -   Difference


22.  OTHER (ATTACH LIST)                           $   1,375,453   Reported
                                                   -------------
         Customer Deposits                                82,978
         Accrued charter expenses                        614,691
         Accrued Salaries/Wages                          115,141
         Accrued 401(k)                                   34,917
         A/P Aging reconciling item                        5,335
         Misc                                             18,587
         Accrued Fuel                                    503,804
                                                   -------------
                                                       1,375,453   Detail
                                                   -------------
                                                               -   Difference


ACCRUAL BASIS-2
13.  OTHER (ATTACH LIST)                           $   1,240,577   Reported
                                                   -------------
         Ondemand costs                                   20,982
         135 Airline charter costs                         6,566
         Parts Lease                                       3,275
         Fuel                                            380,085
         Wages                                           536,804
         Travel expense                                   13,248
         Insurance                                       (25,029)
         Rotables/Repair/Consumables                     268,462
         Shipping                                          8,794
         Charts                                            3,482
         Pre-emp testing                                       -
         Shop materials/equip rental                      23,908
         Maintenance allocation                                -
                                                   -------------
                                                       1,240,577   Detail
                                                   -------------
                                                               -   Difference


ACCRUAL BASIS-3
8.   OTHER (ATTACH LIST)                                (730,876)  Reported
                                                   -------------
         Credit card charges                              (6,106)
         Sweeps to Kitty Hawk, Inc.                   (1,370,499)  Detail
                                                   -------------
                                                      (1,376,605)  Detail
                                                   -------------
                                                         645,729   Difference